Exhibit 10.10

(Revised June 22, 2007)
CONSENT, WAIVER AND AMENDMENT AGREEMENT
(Convertible Debentures)

This Consent, Waiver and Amendment Agreement (this “Agreement”) is entered into as of June 22, 2007, by and between each of the undersigned purchasers, acting individually (individually a “Purchaser” and collectively the “Purchasers”), and Viking Systems, Inc., a Delaware corporation (the “Company”).

Pursuant to a securities purchase agreement dated February 24, 2007 among the Company and the Purchasers (the “Purchase Agreement”), the Purchasers were issued secured convertible debentures (the “Debentures”) and warrants (the “Warrants”) to purchase shares of Common Stock, par value $.001 per share (the “Common Stock”) and in the individual amounts set forth below such Purchaser’s name on the signature pages to the Purchase Agreement;

The Company and the Purchasers desire to provide for the issuance of shares of the Company’s common stock to the purchasers for (i) the payment of Liquidated Damages related to registration rights matters; and (ii) the payment of accrued interest.

The Company and Purchasers desire to amend certain terms of the Transaction Documents and waive certain provisions and other matters contained in the Transaction Documents.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Purchasers and the Company agree as follows:

ARTICLE I
DEFINITIONS

Section 1. Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement.

ARTICLE II
AMENDMENTS AND OTHER AGREEMENTS

Section 2.1 Consent, Waivers and other Agreements.

a) The Transaction Documents provide that the Company shall file various registration statements to register the Registrable Securities as defined in the Registration Rights Agreement).  The Company has not filed a registration statement as to the shares underlying the Debentures and the Warrants (the “Unregistered Shares”) issued pursuant to the Transaction Documents.  The Purchasers hereby agree to waive the requirements of Section 2(c) of the Registration Rights Agreement, and agree that the Company shall not be required to file a Registration Statement with the Commission seeking to register any of the Unregistered Shares for resale by the Purchasers prior to (i) the later of July 31, 2007 or (ii) unless and until it receives a written request (a “Demand Notice”, and the registration statement to be filed in connection therewith, a “Demand Registration”) by the Purchasers holding a majority or more of the Registrable Securities. For clarity, in connection with any Demand Registration, the “Filing Date” for purposes of the Registration Rights Agreement shall be the 30th calendar day following the date of the Demand Notice and the “Effectiveness Date” shall be the 120th calendar day following the Demand Notice.

b) Each Purchaser, severally, and not jointly with the other Purchasers, hereby agrees that in lieu of the payment of (i) accrued but unpaid cash Liquidated Damages under Section 2(b) of the Registration Rights Agreement as to the Unregistered Shares in the amounts set forth on Schedule A hereto; (ii) the payment of accrued interest on the Debentures in the amounts set forth on Schedule A hereto; and (iii) for the other consideration given to the Purchasers hereunder, each Purchaser agrees to accept, and the Company agrees to issue to the Purchasers, an aggregate of 2,389,570 shares of Common Stock (“Liquidated Damages and Interest Shares”), subject to adjustment for reverse and forward stock splits and the like).  Each Purchaser shall receive a number of Liquidated Damages and Interest Shares set forth on Schedule A hereto.

Section 2.2 Effect on Transaction Documents. The foregoing consents and waivers are given solely in respect of the matters described herein. Except as expressly set forth herein, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement, and shall not be in any way changed, modified or superseded by the terms set forth herein. This Agreement shall not constitute a novation or satisfaction and accord of any Transaction Document.

Section 2.3. Waiver of Certain Breaches.  The Transaction Documents contain numerous provisions which require the Company to take certain actions or refrain from taking certain actions (“Requirements”).  Some of the Requirements require that Company take certain actions within prescribed time periods.  The Company is aware that it has not complied in all respects with the Requirements.  Each Purchaser hereby waives any breach of the Transaction Documents with respect to the Requirements set forth on Exhibit A attached hereto and by this reference made a part hereof.

ARTICLE III
MISCELLANEOUS

Section 3.1 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

Section 3.2 Survival. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

Section 3.3 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Section 3.4 Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 3.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Purchase Agreement.

Section 3.6 Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 3.7 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 3.8 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

Section 3.9 Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder, by written notice to the other parties, if the transactions contemplated hereunder are not effective on or before July 31, 2007.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VIKING SYSTEMS, INC.

By:__________________________________________
     Name: Donald E. Tucker
     Title: President and CEO

[PURCHASER SIGNATURE PAGES TO VKSY   AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ________________________________________________

Title of Authorized Signatory: _________________________________________________

Email Address of Purchaser:___________________________________________________